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                                                                   EXHIBIT 10.12



                         REGISTRATION RIGHTS AGREEMENT


         THIS REGISTRATION RIGHTS AGREEMENT (this "Agreement") dated as of September ___, 1997, is by and among AUTHENTIC SPECIALTY FOODS, INC., a Texas corporation (the "Company"), TSG2 L.P., a Delaware limited partnership ("TSG2"), Shansby Partners, L.L.C., a Delaware limited liability company ("Shansby Partners"), and Keith R. Lively ("Lively"). TSG2, Shansby Partners and Lively and permitted assignees of their rights and duties hereunder are each referred to herein as a "Holder" and are collectively referred to herein as the "Holders."

                              W I T N E S S E T H:

         WHEREAS, the Company, TSG2, Lively, Robert C. Tanklage and TSG2 Management, L.L.C. have entered into a Contribution and Exchange Agreement dated June 20, 1997 (as amended, the "Contribution and Exchange Agreement"), pursuant to which, among other things, the Company has agreed to issue a number of shares of its Common Stock, par value $1.00 per share ("Common Stock"), determined in the manner set forth in the Contribution and Exchange Agreement and subject to the terms and conditions set forth therein; and

         WHEREAS, the Company, TSG2 and Lively have agreed to enter into this Agreement in order to satisfy one of the conditions to obligations of the parties to consummate the transactions contemplated by the Contribution and Exchange Agreement; and

         WHEREAS, the Company is prepared to consummate its initial public offering (the "Initial Public Offering") of shares of Common Stock; and

         WHEREAS, the consummation of the Initial Public Offering is a condition to the obligations of the Company, TSG2 and Lively to consummate the transactions contemplated by the Contribution and Exchange Agreement; and

         WHEREAS, in connection with the Initial Public Offering, the Company and Shansby Partners have entered into a Warrant Agreement dated September ___, 1997, pursuant to which the Company has agreed to issue to Shansby Partners a number of common stock purchase warrants (the "Warrants") to purchase shares (the "Warrant Shares") of Common Stock, determined in the manner set forth in the Warrant Agreement and subject to the terms and conditions set forth therein; and

         WHEREAS, after the Initial Public Offering, each Holder will own a substantial number of shares of Common Stock; and

         WHEREAS, the Common Stock will be registered under Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"); and
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         WHEREAS, under the provisions of the Securities Act of 1933, as amended (the "Securities Act") and the General Rules and Regulations promulgated by the Securities and Exchange Commission (the "SEC") thereunder, Holder is or may be limited in the manner of selling the shares of Common Stock owned by Holder, absent registration under the Securities Act of the sale of such shares or the availability of another exemption from the registration requirements of the Securities Act.

         NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein, the parties hereto hereby agree as follows:

         1.      Demand Registration.

                 (A) Request for Registration. Holders agree to execute on an expedited basis any lockup agreements reasonably requested by the managing underwriter for the Initial Public Offering; provided, however, that the lockup period shall not exceed 180 days after the consummation of the Initial Public Offering. Without limiting the generality of the foregoing, the Holders agree, for the benefit of the Company and the underwriters for the Initial Public Offering, that no Holder or any affiliate or family member thereof will directly or indirectly sell, transfer or otherwise dispose of any Restricted Securities (as defined below) prior to the expiration of 180 days after the consummation of the Initial Public Offering (such expiration date shall be referred to herein as the "Lockup Expiration Date"). As used in this Agreement, "Restricted Securities" shall mean (i) all shares of Common Stock issued to TSG2 and Lively pursuant to the Contribution and Exchange Agreement and owned by TSG2 and Lively after the Initial Public Offering, together with any securities issued or issuable with respect to any such Common Stock by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization, or otherwise and (ii) the Warrants and the Warrant Shares (including any securities received by Shansby Partners or its successors pursuant to
         Section 12 of the Warrant Agreement). As to any particular Restricted Securities, such securities shall cease to be Restricted Securities when (a) a registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement, (b) such securities may be distributed to the public pursuant to Rule 144 (or any successor provision) under the Securities Act (even though not actually sold pursuant thereto), (c) such securities shall have been otherwise transferred, new certificates representing such securities not bearing a legend restricting transfer shall have been delivered by the Company and subsequent disposition of such securities (without any volume limitations) shall not require registration or qualification of such securities under the Securities Act or any similar state law then in force, (d) such securities shall have ceased to be outstanding, or (e) the Holder or Holders thereof shall agree in writing to terminate this Agreement. Subject to the conditions and limitations set forth in
         Section 4 of this Agreement, at any time after the Lockup Expiration Date, one or more Holders may make a written request for registration under the Securities Act of all or part of its or their Restricted Securities pursuant to this Section 1 (a "Demand Registration"), provided that the Minimum Number (as hereinafter defined) of Restricted Securities shall



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         be registered in such offering.  The term "Minimum Number" shall mean the lesser of (i) 50% of the initial number of Restricted Securities or (ii) 100% of the number of Restricted Securities then beneficially owned by all of the Holders in the aggregate. The Holder making such a request for a Demand Registration is sometimes herein referred to as the "Designating Holder." Such request will specify the aggregate number of Restricted Securities proposed to be sold and will also specify the intended method of disposition thereof. The Holders shall have the right to two Demand Registrations in the aggregate; provided, however, that the Holders may not elect more than one Demand Registration in any 18 month period. Within ten days after receipt of such request, the Company will give written notice of such registration request to all other Holders of Restricted Securities and include, subject to the provisions of Section 1(B) hereof, in such registration all Restricted Securities with regard to which the Company has received written requests for inclusion therein within 15 business days after the receipt by the applicable Holders of the Company's notice. Each such request will also specify the aggregate number of Restricted Securities to be registered and the intended method of disposition thereof. The Company may delay for a maximum of 90 days the filing of a registration statement upon request from a Holder pursuant to this Section 1 when, it its good faith judgment the Company reasonably believes that the filing thereof at the time requested, or the offering of securities pursuant thereto, would materially and adversely affect a pending or proposed public offering of securities of the Company, an acquisition, merger, recapitalization, consolidation, reorganization or similar transaction relating to the Company or negotiations, discussions or pending proposals with respect thereto or require premature disclosure of information not otherwise required to be disclosed to the potential detriment of the Company.

                 (B)      Priority on Demand Registrations.   If a registration
         pursuant to this Section 1 involves an underwritten offering and the managing underwriter shall advise the Company that, in its judgment, the number of Restricted Securities proposed to be included in such offering should be limited due to market conditions, then the Company will promptly so advise each Holder of Restricted Securities that has requested registration, and the securities of the Company to be included in the offering, if any, shall first be excluded from such offering to the extent necessary to meet such limitation; and if further exclusions are necessary to meet such limitation, the securities shall be excluded pro rata, based on the respective numbers of shares of Common Stock and/or Warrants as to which registration shall have been requested by such Holders (with each Warrant being treated for such purposes as representing the number of Warrant Shares for which such Warrant is then exercisable) and any "Holder," (as defined in the Registration Rights Agreement of even date herewith between the Company and Robert C. Tanklage (the "Tanklage Registration Rights Agreement") and referred to herein as a "Tanklage Holder") that have elected to participate in such registration.

                 (C) Selection of Underwriters and Counsel. The Board of Directors of the Company will select and obtain the services of the investment banker or investment bankers and manager or managers that will administer the offering and the counsel to such investment bankers and managers; provided that such investment bankers, managers and counsel must be approved by the Holders of a majority in number of the Restricted Securities





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         to be registered, which approval shall not be unreasonably withheld.
         Moreover, if the registration of which the Company gives notice does involve an underwriting, the right of each Holder to registration pursuant to this Section 1 shall, unless the Company otherwise agrees, be conditioned upon such Holder's participation as a seller in such underwriting and its execution of an underwriting agreement with the managing underwriter or underwriters selected by the Company.

         2. Piggyback Registration. If the Company proposes to file a registration statement under the Securities Act with respect to an offering (other than the Initial Public Offering) for the Company's own account of any class of its equity securities (other than a registration statement on Form S-8 (or any successor form) or any other registration statement relating solely to director and/or employee benefit plans or filed in connection with an exchange offer, a transaction to which Rule 145 (or any successor rule) under the Securities Act applies, a transaction relating solely to an exchange offering, a transaction relating solely to an acquisition of assets or property for securities or an offering of securities solely to the Company's existing stockholders), then the Company shall in each case give written notice of such proposed filing to the Holders of Restricted Securities as soon as practicable (but no later than 15 business days) before the anticipated filing date, and such notice shall offer such Holders the opportunity to register such number of Restricted Securities as each such Holder may request. Each Holder of Restricted Securities desiring to have such Holder's Restricted Securities included in such registration statement shall so advise the Company in writing within ten business days after the date of the Company's notice, setting forth the amount of such Holder's Restricted Securities for which registration is requested. If the Company's offering is to be an underwritten offering, the Company shall, subject to the further provisions of this Agreement, use its reasonable best efforts to cause the managing underwriter or underwriters of a proposed underwritten offering to permit the Holders of the Restricted Securities requested to be included in the registration for such offering to include such securities in such offering on the same terms and conditions as any similar securities of the Company included therein. Moreover, if the registration of which the Company gives notice does involve an underwriting, the right of each Holder to registration pursuant to this Section 2 shall, unless the Company otherwise agrees, be conditioned upon such Holder's participation as a seller in such underwriting and its execution of an underwriting agreement with the managing underwriter or underwriters selected by the Company. Notwithstanding the foregoing, if the managing underwriter of such offering advises the Company that the total number of Restricted Securities that the Holders and the Tanklage Holders, other than the Company, intend to include in such offering will in the good faith opinion of such managing underwriter adversely affect the terms or pricing of such offering, then the number of Securities to be offered for the account of the Holders and the Tanklage Holders shall be reduced on a pro rata basis based on the number of shares of Common Stock and/or Warrants proposed to be sold by the Holders and the Tanklage Holders to the extent necessary to reduce the total number of shares of Common Stock and/or Warrants to be included in such offering for the Holders and the Tanklage Holders other than the Company to the number of shares of Common Stock and/or Warrants recommended by such managing underwriter (with each Warrant being treated for such purposes as representing the number of Warrant Shares for which such Warrant is then exercisable). Any Restricted Securities excluded from an underwriting shall be withdrawn from registration and shall not, without the consent of the Company and the manager of the underwriting, be transferred in a





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public distribution prior to the expiration of 180 days (or such other shorter period of time as the manager of the underwriting may require) after the effective date of the registration statement.

         3. Registration Procedures. Whenever, pursuant to Section 1 or 2, any of the Holders of Restricted Securities has requested that any Restricted Securities be registered, the Company will, subject to the provisions of Section 4, use all reasonable best efforts to effect the registration and the sale of such Restricted Securities in accordance with the intended method of disposition thereof as promptly as practicable, and in connection with any such request, the Company will:

                 (A) in connection with a request pursuant to Section 1, prepare and file with the SEC, not later than 60 days after receipt of a request to file a registration statement with respect to Restricted Securities, a registration statement on any form for which the Company then qualifies and which counsel for the Company shall deem appropriate and which form shall be available for the sale of such Restricted Securities in accordance with the intended method of distribution thereof, and use its reasonable best efforts to cause such registration statement to become effective; provided (i) that, before filing a registration statement or prospectus or any amendments or supplements thereto, the Company will furnish to one counsel selected by the Holders of a majority in number of the Restricted Securities covered by such registration statement copies of all such documents proposed to be filed, which documents will be subject to the review of such counsel, and (ii) that after the filing of the registration statement, the Company will promptly notify each of the selling Holders of Restricted Securities of any stop order issued or, to the knowledge of the Company, threatened by the SEC and take all reasonable actions to prevent the entry of such stop order or to remove it if entered;

                 (B) in connection with a registration pursuant to Section 1, prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period of not less than 180 days or such shorter period as shall terminate when all Restricted Securities covered by such registration statement have been sold, and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the selling Holders thereof set forth in such registration statement;

                 (C) as soon as reasonably practicable, furnish to each of the selling Holders, prior to filing a registration statement, copies of such registration statement as proposed to be filed, and thereafter furnish to such selling Holders such number of copies of such registration statement, each amendment and supplement thereto (in each case, if specified by such Holder, including all exhibits thereto), the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as a selling Holder may reasonably request in order to facilitate the disposition of the Restricted Securities owned by such selling Holder;

                 (D) with reasonable promptness, use its reasonable best efforts to register or qualify (or cause to be registered or qualified) such Restricted Securities under such other





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         securities or blue sky laws of such jurisdictions within the United
         States as any selling Holder (or managing underwriter in the case of an underwritten offering) reasonably (in light of such selling Holder's or managing underwriter's intended plan of distribution) requests and do any and all other acts and things that may be reasonably necessary or advisable to enable such selling Holder to consummate the disposition in such jurisdictions of the Restricted Securities owned by such selling Holder; provided that the Company will not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subsection (D), (ii) subject itself to taxation in any such jurisdiction or (iii) consent to general service of process in any such jurisdiction;

                 (E) with reasonable promptness, use reasonable best efforts to cause the Restricted Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the business and operations of the Company to enable the selling Holder or Holders thereof to consummate the disposition of such Restricted Securities;

                 (F) promptly notify each selling Holder of such Restricted Securities, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the occurrence of any event known to the Company requiring the preparation of a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Restricted Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading and promptly make available to each selling Holder any such supplement or amendment;

                 (G) in connection with a request pursuant to Section 1, enter into an underwriting agreement in customary form, the form and substance of such underwriting agreement being subject to the reasonable satisfaction of the Company;

                 (H) in the event such sale is pursuant to an underwritten offering, use its reasonable efforts to obtain a comfort letter or letters from the Company's independent public accountants in customary form and covering such matters of the type customarily covered by comfort letters as the managing underwriter reasonably requests;

                 (I) otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the SEC, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering a period of twelve months, beginning within three months after the effective date of the registration statement, which earnings statement shall satisfy the provisions of
         Section 11(a) of the Securities Act; and

                 (J) with reasonable promptness, use its reasonable efforts to cause all such Restricted Securities to be qualified for trading on the NASDAQ National Market and/or listed on each securities exchange on which the Common Stock of the Company is then listed, provided that the applicable qualification or listing requirements are satisfied.





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         Each selling Holder of Restricted Securities agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in subsection (F) hereof, such selling Holder will forthwith discontinue disposition of Restricted Securities pursuant to the registration statement covering such Restricted Securities until such selling Holder's receipt of the copies of the supplemented or amended prospectus contemplated by subsection (F) hereof, and, if so directed by the Company, such selling Holder will deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in such selling Holder's possession, of the prospectus covering such Restricted Securities current at the time of receipt of such notice. In the event the Company shall give any such notice, the Company shall extend the period during which such registration statement shall be maintained effective pursuant to this Agreement (including the period referred to in subsection (B)) by the number of days during the period from and including the date of the giving of such notice pursuant to subsection (F) hereof to and including the date when each selling Holder of Restricted Securities covered by such registration statement shall have received the copies of the supplemented or amended prospectus contemplated by subsection (F) hereof. Each selling Holder also agrees to notify the Company if any event relating to such selling Holder occurs that would require the preparation of a supplement or amendment to the prospectus so that such prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

         4.      Conditions and Limitations.

                 (A) The Company's obligations under Section 1 shall be subject to the following limitations:

                          (i) the Company shall not be required to furnish any audited financial statements other than those audited statements customarily prepared at the end of its fiscal year, or to furnish any unaudited financial information with respect to any period other than its regularly reported interim quarterly periods unless in the absence of such other unaudited financial information the registration statement would contain an untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

                          (ii) A registration statement will not count as a Demand Registration until it has become effective and remains continuously effective for the lesser of (i) the period during which all Restricted Securities registered in the Demand Registration is sold and (ii) 180 days; provided, however, that a registration shall not constitute a Demand Registration if (x) after such Demand Registration has become effective, such registration or the related offer, sale or distribution of Restricted Securities thereunder is interfered with by any stop order, injunction or other order or requirement of the SEC or other governmental agency or court for any reason not attributable to the Holders and such interference is not thereafter eliminated and (y) the conditions to closing specified in the underwriting agreement, if any, entered into in connection with such Demand Registration are not satisfied or waived, other than by reason of a failure by the Holders; and





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                          (iii)   the Company shall have received the
                 information and documents specified in Section 5 and each selling Holder shall have observed or performed its other covenants and conditions contained in such section.

                 (B) The Company's obligation under Section 2 shall be subject to the limitations and conditions specified in such section and in clauses (i), (ii) and (iv) of subsection (A) of this Section 4, and to the condition that the Company may at any time terminate its proposal to register its shares and discontinue its efforts to cause a registration statement to become or remain effective.

         5. Information from and Certain Covenants of Holders of Restricted Securities. The Holders for whom Restricted Securities are to be registered pursuant to this Agreement shall provide to the Company such information regarding the Restricted Securities to be so registered, the Holder and the intended method of disposition of such Restricted Securities as shall reasonably be required in connection with the action to be taken. Any Holder whose Restricted Securities are included in a registration statement pursuant to this Agreement shall execute all consents, powers of attorney, registration statements and other documents reasonably required to be signed by it in order to cause such registration statement to become effective. Each selling Holder covenants that, in disposing of such Holder's Restricted Securities, such Holder will comply with Regulation M of the SEC adopted pursuant to the Exchange Act.

         6. Registration Expenses. All Registration Expenses (as defined herein) will be borne by the Company. Underwriting discounts and commissions applicable to the sale of Restricted Securities shall be borne by each selling Holder of the Restricted Securities to which such discount or commission relates, and each selling Holder shall be responsible for the fees and expenses of any counsel, accountants or other agents retained by such selling Holder and all other out-of-pocket expenses incurred by such selling Holder in connection with any registration under this Agreement other than fees and expenses of counsel for the Holders which are treated as Registration Expenses as set forth below.

         As used herein, the term "Registration Expenses" means all expenses incident to the Company's performance of or compliance with this Agreement (whether or not the registration in connection with which such expenses are incurred ultimately becomes effective), including without limitation all registration and filing fees, fees and expenses of compliance with securities or blue sky laws (including reasonable fees and disbursements of counsel in connection with blue sky qualifications of the Restricted Securities), rating agency fees, printing expenses, messenger and delivery expenses incurred by the Company, internal expenses incurred by the Company (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the fees and expenses incurred in connection with the listing of the securities to be registered on each securities exchange on which similar securities issued by the Company are then listed, and fees and disbursements of counsel for the Company (but shall not include the fees or disbursements of counsel for the Holders) and the Company's independent certified public accountants (including the expenses of any special audit or comfort letters required by or incident to such performance), securities acts liability insurance (if the Company elects to obtain such





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insurance), the reasonable fees and expenses of any special experts retained by the Company and the fees and expenses of other persons retained by the Company in connection with such registration.

         7.      Indemnification; Contribution.

                 (A) Indemnification by the Company. The Company agrees to indemnify and hold harmless each selling Holder of Restricted Securities, its officers, directors and agents and each person, if any, who controls such selling Holder within the meaning of either
         Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages, liabilities and expenses (including reasonable attorneys' fees and costs of investigation) arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any registration statement or prospectus relating to the Restricted Securities or in any amendment or supplement thereto or in any preliminary prospectus relating to the Restricted Securities, or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or expenses arise out of, or are based upon, any such untrue statement or omission or allegation thereof based upon information furnished in writing to the Company by such selling Holder or on such selling Holder's behalf expressly for use therein and provided further, that with respect to any untrue statement or omission or alleged untrue statement or omission made in any preliminary prospectus, the indemnity agreement contained in this subsection shall not apply to the extent that any such loss, claim, damage, liability or expense results from the fact that a copy of the final prospectus was not sent or given to the person asserting any such losses, claims, damages, liabilities or expenses at or prior to the written confirmation of the sale of the Restricted Securities concerned to such person if a final prospectus is made available by the Company on a timely basis. The Company also agrees to include in any underwriting agreement with any underwriters of the Restricted Securities provisions indemnifying and providing for contribution to such underwriters, their officers and directors and each person who controls such underwriters on substantially the same basis as the provisions of this Section 8 indemnifying and providing for contribution to the selling Holders.

                 (B) Indemnification by Holders of Restricted Securities. Each selling Holder agrees to indemnify and hold harmless the Company, its officers, directors and agents and each person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages, liabilities and expenses (including reasonable attorneys' fees and costs of investigation) arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any registration statement or prospectus relating to the Restricted Securities or in any amendment or supplement thereto or in any preliminary prospectus relating to the Restricted Securities, or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provided (i) that such losses, claims, damages, liabilities or expenses arise out of, or are based upon, any such untrue statement or omission or allegation thereof based upon information furnished in writing to the Company by such





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         selling Holder or on such selling Holder's behalf expressly for use therein, (ii) that with respect to any untrue statement or omission or alleged untrue statement or omission made in any preliminary prospectus, the indemnity agreement contained in this subsection shall not apply to the extent that any such loss, claim, damage, liability or expense results from the fact that a copy of the final prospectus was not sent or given to the person asserting any such losses, claims, damages, liabilities or expenses at or prior to the written confirmation of the sale of the Restricted Securities concerned to such person, and (iii) that no selling Holder shall be liable for any indemnification under this Section 8 in an aggregate amount that exceeds the total net proceeds (before deducting expenses) received by such selling Holder from the offering. Each selling Holder also agrees to include in any underwriting agreement with underwriters of the Restricted Securities provisions indemnifying and providing for contribution to such underwriters, their officers and directors, and each person who controls such underwriters, on substantially the same basis as the provisions of this Section 7 indemnifying and providing for contribution to the Company.

                 (C) Conduct of Indemnification Proceedings. If any action or proceeding (including any governmental investigation) shall be brought or asserted against any indemnified party hereunder in respect of which indemnity may be sought from an indemnifying party, the indemnifying party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to such indemnified party, and shall assume the payment of all expenses. Such indemnified party shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party has agreed to pay such fees and expenses or (ii) the use of counsel chosen by the indemnifying party to represent the indemnified party would, in the opinion of counsel representing both parties, present such counsel with a conflict of interest (in which case the indemnifying party shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events such fees and expenses shall be borne by the indemnifying party and paid as incurred, upon presentation of reasonable evidence of same; provided that the indemnifying party shall only be responsible for the fees and expenses of one counsel for the indemnified party or parties hereunder. The indemnifying party shall not be liable for any settlement of any such action or proceeding effected without its written consent, but if settled with its written consent, or if there is a final judgment for the plaintiff in any such action or proceeding, the indemnifying party agrees to indemnify and hold harmless such indemnified party from and against any loss or liability (to the extent stated above) by reason of such settlement or judgment.

                 (D) Contribution. If the indemnification provided for in this Section 7 is unavailable to the Company or the selling Holders in respect of any losses, claims, damages, liabilities or judgments referred to therein, then each such indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities and judgments, in such proportion as is appropriate to reflect the relative fault of each such party in connection with such statements or omissions, as well as any other relevant equitable considerations. The relative fault of each such party shall be determined by reference to, among other things,





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
         whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

                 The Company and the Holders agree that it would not be just and equitable if contribution pursuant to this Section 7(D) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or judgments referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigation or defending any such action or claim. Notwithstanding the provisions of this Section 7(D), no selling Holder shall be required to contribute any amount in excess of the amount by which the total price at which the Restricted Securities of such selling Holder were offered to the public exceeds the amount of any damages which such selling Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

         8. Amendments. This Agreement may be amended or modified upon the written consent thereto of the Company and the Holders of not less than 66-2/3% of the Restricted Securities.

         9. Assignments. This Agreement shall be binding on and inure to the benefit of the respective successors and assigns of the parties hereto and shall be expressly assignable by the Holders with respect to their respective rights created under this Agreement, provided a Holder may only assign the rights created under this Agreement in conjunction with the transfer of a majority of such Holder's Restricted Securities and the rights of the transferor under this Agreement shall terminate upon such assignment.

         10. Entire Agreement; Governing Law. This Agreement constitutes the entire agreement of the parties relating to the subject matter hereof and all prior or contemporaneous written or oral agreements are merged herein. This Agreement shall be governed by and construed in accordance with the domestic laws of the State of Texas without giving effect to any choice or conflict of law provision or rule (whether of the State of Texas or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Texas.

         11. Notices. Any and all notices or other communications required or permitted under this Agreement shall be given in writing and delivered in person or sent by United States certified or registered mail, postage prepaid, return receipt requested, or by overnight express mail, or by telex, facsimile or telecopy to the address of such party set forth in the Contribution and Exchange Agreement or the Warrant Agreement. Any such notice shall be effective upon receipt or three days after placed in the mail, whichever is earlier. Any party may, by notice so delivered, change its address for notice purposes hereunder.

         12. Severability. If any provision of this Agreement is invalid, illegal or unenforceable, the balance of this Agreement shall remain in full force and effect and this Agreement shall be construed in all respects as if such invalid, illegal or unenforceable provision were omitted. If any provision is inapplicable to any person or circumstance, it shall, nevertheless, remain applicable to all other persons and circumstances.

         13. Construction; Counterparts. Any section headings in this Agreement are for convenience of reference only, and shall be given no effect in the construction or interpretation of this Agreement or any provisions thereof. No provision of this Agreement will be interpreted in favor of, or against, any party by reason of the extent to which any such party or its counsel participated in the drafting thereof or by reason of the extent to which any such provision is inconsistent with any prior draft hereof or thereof. This Agreement shall be deemed the mutual form of the parties hereto. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, and which together shall constitute but one and the same instrument.

         14. Termination. This Agreement shall terminate and be of no further force or effect if the Initial Public Offering is not consummated.

         IN WITNESS WHEREOF, the parties have duly executed and delivered this Agreement on the date first written above.

                                        AUTHENTIC SPECIALTY FOODS, INC.


                                        By:
                                           -------------------------------------
                                         Name:
                                              ----------------------------------
                                         Title:
                                               ---------------------------------


                                        TSG2 L.P.



                                        By:
                                           -------------------------------------
                                         Name:
                                              ----------------------------------
                                         Title:
                                               ---------------------------------


                                        SHANSBY PARTNERS, L.L.C.



                                        By:
                                           -------------------------------------
                                         Name:
                                              ----------------------------------
                                         Title:
                                               ---------------------------------



                                        ----------------------------------------
                                        Keith R. Lively